January 26, 2026

2025 Financial Highlights

MainStreet Bancshares, Inc.

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.



Excellent market
For a community business bank

Major universities
- Georgetown
- GW
- American
- Howard
- George Mason
- Gallaudet
- Catholic
- UMUC
- Marymount

Federal hub
- Defense contracting
- CACI
- Lockheed Martin
- FTI
- SAIC

Resident fortune 500
- Under Armour
- Amazon
- Google
- Boeing
- Marriott
- Raytheon

Other notable
- Historic trend of low unemployment compared to overall U.S. - even during downturns.
- Highest median income.[1]
- 70% of U.S. internet traffic [2]
- Tourism, hospitality, conventions, sports and entertainment.
- NBA, NFL, MLS, NHL

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

Good things continue to happen in the DC Market

The DC Metropolitan area
Is vibrant with opportunity

$125,027
Median household income[1]

$809,787
Average home listing price[2]

38
Median days on the market[2]

685K
Government employees in the DMV[3]

[1] Federal Reserve Economic Data – Year End 2023 – Fairfax County, Falls Church, DC, MD –Average

[2] Federal Reserve Economic Data – Jan. 2026 DC Metro (CBSA)

[3] Federal Reserve Economic Data – Nov. 2025 DC Metro (MSA)

Strategic balance sheet management



May 2004
$12.5M Private Placement of Common Stock
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
Dec 2014
$12.8M Private Placement of Common Stock
July 2016
Formed Holding Company / Began Trading on OTCQX
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
August 2018
$45M Private Placement of Common Stock
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
Sept. 2020
$28.75M Depository Share Offering
April 2021
$30M Sub-Debt Offering
March 2022
$44M Sub-Debt Offering
$45 $83 $106 $146 $186 $236 $240 $283 $272 $277 $345 $487 $576 $803 $1,101 $1,277 $1,643 $1,647 $1,926 $2,035 $2,228 $2,213
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

(Assets $ millions)

Est. 2004

$2.2B
Total Assets

6
Branches

Rooted in community
branch-lite structure

Headquarters: Fairfax, VA

Full-time employees: 174

Assets per employee: $12,716M

Holding company established: 2016

Middleburg Branch scheduled to open February 2026

209K

Number of shares repurchased at a 28% accretion to tangible book value.

MainStreet Bancshares, Inc.

Nasdaq	MNSB
Close common stock price	$20.36
Price / tangible book value	80%
Common shares	7,496,571
Market capitalization	$153 million
Tangible book value	$25.52

Nasdaq	MNSBP
Close preferred stock price	$24.75

2025 financial summary

		2025	4Q25	3Q25	2Q25	1Q25
Profitability	EPS	$1.76	$0.46	$0.52	$0.53	$0.25
	ROAA[2]	0.73%	0.75%	0.85%	0.86%	0.46%
	ROATCE[2]	7.24%	7.31%	8.40%	8.84%	4.29%
	Net interest margin[1,2,3]	3.46%	3.36%	3.42%	3.75%	3.30%
Balance Sheet	Net loans ($ millions)	$1,842	$1,842	$1,788	$1,767	$1,812
	Total deposits ($ millions)	$1,899	$1,899	$1,811	$1,799	$1,908
	Total assets ($ millions)	$2,213	$2,213	$2,125	$2,115	$2,223
	ACL / gross loans[4]	1.04%	1.04%	1.04%	1.07%	1.06%
	NCOs / avg loans[2]	0.00%	0.00%	0.04%	(0.03%)	0.00%
	Total equity/tangible assets [3]	9.88%	9.88%	10.28%	10.09%	9.43%

[1] Tax-equivalent yield [2] annualized [3] non-GAAP [4] ACL on loans excludes unfunded commitments

Sound liquidity management

Metric	4Q25	3Q25	2Q25	1Q25
Liquidity coverage ratio (LCR)[1]	106%	147%	108%	225%
Loan / Deposit Ratio	98%	100%	99%	96%
FDIC insured / total deposits [2]	72%	75%	74%	74%
High quality liquid assets [3]	$217	$196	$202	$274
Secured line available balance	$587	$527	$551	$555
Unsecured line of credit	$144	$144	$144	$144
Total available funding sources	$731	$671	$695	$699

[1] LCR = High quality liquid assets / Total net 30-day cash outflow. Target > 100%
[2] Bank level metric
[3] High quality liquid assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance

Core and Reported net interest margin(s) are good

2025 Core NIM 3.47%


Quarterly net interest margin [1]
Core Net Interest Margin
Reported Net Interest Margin
3.75%
3.65%
3.55%
3.45%
3.35%
3.25%
3.15%
3.05%
2.95%
2.85%
2.75%
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25

[1] Tax-equivalent yield

Competitive Deposit Market

We are enhancing our margins through competitive positioning and by emphasizing relationships that keep our deposit base stable and cost-effective.



Interest-bearing DDAs
Non-interest bearing DDAs
Time
43%
43%
42%
43%
41%
17%
18%
19%
18%
20%
40%
39%
39%
39%
39%
4Q24
1Q25
2Q25
3Q25
4Q25

	4Q24	1Q25	2Q25	3Q25	4Q25
Cost of Deposits	3.71%	3.45%	3.24%	3.20%	3.00%
Total Deposits ($000)	$1,907,794	$1,908,325	$1,798,547	$1,810,835	$1,899,184

2026 first half expectations

The team continues to focus on core revenue generation and expense control

- We anticipate that the first and second quarter expense run rate will remain consistent with the Q4 2025 run rate.
- We anticipate a 3% to 4% loan growth through Q2 of 2026.

Active share buyback program

Beginning buyback Availability	**$10,000,000**
Shares Repurchased	209,000
Share Repurchase Price	$18.54
Total Repurchase Price	$3,875,000
Year-end buyback Availability	**$6,125,000**

28%

Accretion to tangible book value from repurchase

Diversified loan portfolio

with strategic growth in owner-occupied CRE


2024
$1.8B
Residential Real Estate 11%
Construction 21%
C&I 6%
Multi-Family 13%
Owner-Occupied CRE 19%
Non-Owner Occupied CRE 30%
2025
$1.9B
Residential Real Estate 12%
Construction 16%
C&I 6%
Multi-Family 12%
Owner-Occupied CRE 24%
Non-Owner Occupied CRE 30%

394%
CRE Concentration

Substantial reduction in CRE concentration while growing total loans

355%
CRE Concentration

85% of construction loans have an interest reserve deposit

Government contractors self-fund

With an appreciable surplus

30 asset-based lines of credit

$12.3M
Total outstanding

$67.3M
Total committed

3 term loans

$1.4M
Total outstanding

$93.6 million
Average non-interest bearing deposits

Loan pricing positioned for stable or falling rates

67%

Rate resets beyond 6 months[1]

33%

Rate resets within 6 months[2]

→ **60%** with a weighted average floor rate of **5.84%**

December 31, 2025 total loans $1.9B

[1] Loans include all fixed-rate and floating loans with a rate repricing date more than 6-months from quarter-end

[2] Loans are loans that can reprice immediately or have a rate repricing date within 6-months from quarter-end

Good loan metrics

The average new loan size is indicative of well-distributed credit risk management process



Average New Loan Size
Legal Lending Limit
$21,354
$23,684
$28,430
$34,104
$42,986
$46,810
$44,488
$46,252
$1,403
$1,397
$2,330
$2,045
$3,323
$2,309
$1,911
$1,388
2018
2019
2020
2021
2022
2023
2024
2025

Average loan size excludes consumer loans

Earning asset stress-test shows strong capital position

Pre- and post-stress capital ratios



14.6%
14.8%
15.4%
15.2%
15.1%
12.5%
12.4%
12.8%
12.6%
11.8%
7.0%
4Q24
1Q25
2Q25
3Q25
4Q25

Stress Loss Estimates ($000)				
$45,104	$44,183	$46,790	$48,820	$62,933

Pre stress CET1 / RBC
Post stress CET1 / RBC
Regulatory threshold

Well-capitalized threshold for the common equity tier 1 (CET1) risk-based capital ratio is 7%.

The team is laser-focused on minimizing exposure on classified and work-out loans

	Classified loans	Non-accrual loans	OREO
Relationships	8	7	1
Balances	$50.1 million	$31.5 million	$1.6 million
As a % of Gross Loans	2.69%	1.69%	0.09%

Financial highlights

In $000 unless otherwise noted	Year-End Financials					Quarter-End Financials				
	2021	2022	2023	2024	2025	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25
Interest Income	64,199	83,845	124,421	134,615	131,587	35,119	32,963	34,286	32,464	31,874
Interest Expense	10,663	13,836	47,679	72,041	62,043	19,078	16,453	15,496	15,362	14,732
Net Interest Income	53,536	70,010	76,742	62,574	69,545	16,041	16,510	18,790	17,102	17,142
Noninterest Income	6,110	4,834	3,340	3,252	4,027	807	939	1,066	1,122	900
Realized Gains (Losses) on Securities	6	4	0	-48	103	0	0	103	0	0
Total Revenue	59,645	74,843	80,082	65,826	73,570	16,848	17,450	19,856	18,224	18,042
Noninterest Expense	32,865	39,057	45,616	72,967	54,551	34,431	14,314	14,745	12,667	12,825
Pre-Tax Pre-Provision Income (Loss) (Non-GAAP)	26,782	35,787	34,466	-7,141	19,019	-17,583	3,135	5,111	5,557	5,217
Provision for (recovery of) Credit Losses	-1,175	2,398	1,642	6,763	-70	3,407	0	-543	144	328
Net Income (Loss) before Taxes	27,956	33,389	32,824	-13,904	19,091	-20,990	3,135	5,654	5,413	4,889
Provision for Taxes (benefit)	5,785	6,714	6,239	-3,924	3,478	-4,823	682	1,064	896	836
Net Income (Loss) (GAAP)	22,171	26,674	26,585	-9,980	15,613	-16,167	2,453	4,590	4,517	4,053
Net Income (Loss) to Common Shareholders	20,015	24,518	24,429	-12,136	13,457	-16,706	1,914	4,051	3,978	3,514
Less: Realized Gains (Loss)	6	4	0	-48	376	0	60	171	145	0
Plus: Nonrecurring Expenses, net	0	0	0	21,041	456	20,447	0	456	0	0
Total Core Adjustments Pre-Tax	6	4	0	21,089	-80	20,447	60	-285	145	0
Total Core Adjustments Post-Tax	5	3	0	16,278	-63	15,814	47	-225	115	0
Core Net Income (Loss) (Non-GAAP)	22,166	26,671	26,585	6,298	15,676	-353	2,406	4,815	4,402	4,053
Core Net Income (Loss) to Common Shareholders (Non-GAAP)	20,020	24,521	24,429	4,142	13,520	-892	1,867	4,276	3,863	3,514
Average Assets	1,685,140	1,744,029	1,931,805	2,136,586	2,141,434	2,290,644	2,155,461	2,132,666	2,119,494	2,158,266
Average Equity	179,123	190,839	209,921	224,631	213,114	227,542	208,093	211,081	215,039	218,098
Average Tangible Common Equity	151,327	158,273	170,662	180,381	185,815	181,551	180,830	183,819	187,776	190,836

Financial highlights continued

	Year-End Financials					Quarter-End Financials				
In $000 unless otherwise noted	2021	2022	2023	2024	2025	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25
Performance Metrics (%)										
ROAA	1.32	1.53	1.38	-0.47	0.73	-2.80	0.46	0.86	0.85	0.75
ROAE	12.38	13.98	12.66	-4.44	7.33	-28.19	4.78	8.72	8.33	7.37
ROATCE to Common Shareholders	13.23	15.49	14.31	-6.73	8.40	-36.51	4.29	10.02	8.40	8.43
Core ROAA (Non-GAAP)	1.32	1.53	1.38	0.29	7.24	-0.06	0.45	0.84	0.82	7.31
Core ROAE (Non-GAAP)	12.38	13.98	12.66	2.80	0.73	-0.62	4.69	9.16	8.12	0.75
Core ROATCE to Common Shareholders (Non-GAAP)	13.23	15.49	14.31	2.30	7.36	-1.95	4.19	9.33	8.16	7.37
Net Interest Margin (%)	3.34	4.21	4.13	3.11	3.44	2.94	3.28	3.74	3.40	3.34
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.35	4.23	4.15	3.13	3.46	2.96	3.30	3.75	3.42	3.36
Non-Recurring Adjustments	0	0	133	1,904	-1,430	-24	104	128	-595	-604
Core Net Interest Margin (Non-GAAP) (%)	3.35	4.23	4.12	3.22	3.53	2.96	3.32	3.49	3.54	3.47
Common Equity	161,525	171,019	194,254	180,728	191,328	180,728	182,355	186,207	191,100	191,328
Less: Total Intangible Assets	2,493	9,149	14,657	0	0	0	0	0	0	0
Tangible Common Equity (Non-GAAP)	159,032	161,870	179,597	180,728	191,328	180,728	182,355	186,207	191,100	191,328
Total Assets	1,647,402	1,925,751	2,035,432	2,228,098	2,212,669	2,228,098	2,222,845	2,114,781	2,124,789	2,212,669
Less: Total Intangible Assets	2,493	9,149	14,657	0	0	0	0	0	0	0
Tangible Assets (Non-GAAP)	1,644,909	1,916,602	2,020,775	2,228,098	2,212,669	2,228,098	2,222,845	2,114,781	2,124,789	2,212,669
Total Equity / Tangible Assets (%) (Non-GAAP)	11.48	10.35	10.96	9.33	9.88	9.33	9.43	10.09	10.28	9.88
Common Shares Outstanding (actual)	7,595,781	7,442,743	7,527,415	7,603,765	7,496,571	7,603,765	7,703,197	7,704,037	7,703,579	7,496,571
Tangible Book Value per Common Share ($) (Non-GAAP)	20.94	21.75	23.86	23.77	25.52	23.77	23.67	24.17	24.81	25.52

Definitions

ACL	Allowance for Credit Losses	LTM	Last-Twelve-Months
AOCI	Accumulated Other Comprehensive Income	$MM	Millions of Dollars
CET1	Common Equity Tier-1	NCOs	Net Charge-Offs
CET1-RBC	Common Equity Tier-1 Risk-Based Capital	ROAA	Return on Average Assets
CRE	Commercial Real Estate	ROAE	Return on Average Equity
EAR	Earnings-at-Risk: simulation model used to forecast changes to net interest income and reflects a short-term measure of the effects of interest rate risk exposure	ROATCE	Return on Average Tangible Common Equity
EPS	Earnings Per Share	TBV	Tangible Book Value
GAAP	Generally Accepted Accounting Principles	YTD	Year-to-Date
LCR	Liquidity Coverage Ratio	($000)	Thousands of Dollars